Exhibit 99.1

November 2021

Safe Harbor Statement Statements contained in this presentation that are not historical facts may be forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 . Forward - looking statements include statements regarding the intent, belief or current expectations of Nanomix and its management with respect to the further development of COVID - 19 tests . Such statements, which are only expectations, reflect management's current views, are based on certain assumptions, and involve risks and uncertainties . Actual results, events or performance may differ materially from the forward - looking statements due to a number of important factors, including, but not limited to the following, any of which could be exacerbated even further by the continuing COVID - 19 outbreak in the United States and globally : the ability of Nanomix to timely obtain regulatory approvals for its proposed Nanomix eLab COVID - 19 diagnostic tests ; Nanomix’s dependence upon, and limited experience with, COVID - 19 diagnostic tests ; the highly competitive and rapidly developing market for testing solutions for COVID - 19 , which includes a number of competing companies with strong relationships with current and potential customers, including governmental authorities, and with significantly greater financial and other resources that are available to Nanomix . Nanomix undertakes no obligation to publicly update forward - looking statements to reflect events or circumstances that occur after the date hereof or to reflect any change in Nanomix's expectations with regard to the forward - looking statements or the occurrence of unanticipated events . Nanomix eLab ® is a registered trademark . 2

Nanomix Delivers On the Promise of Point of Care Testing • Leader in decentralized testing – large, fast - growing market • Need for decentralized testing is reinforced by COVID - 19 experience • Most Advanced Mobile Diagnostic System • One instrument for many different tests • Lab quality results in an easy - to - use system • Robust and connected for use in ambulance, ER, assisted living, Dr. office, events, airports… • Deep Technical Expertise and IP • All technology developed and wholly owned by Nanomix • 29 issued and pending patents • Market Ready Critical Infection Panel – a game changer for clinical diagnosis • The ONLY portable, rapid PCT assay • Drives unique rapid testing solutions for sepsis / pneumonia 3

Publicly Listed via Reverse Merger • Reverse merger with Boston Therapeutics (OTCQB:BTHE) completed June 2021 – Name and Ticker Symbol change in process – 54.6 million shares (fully diluted) post reverse split in process • Convertible Equity financing completed post merger – $8.4M Notes placement; aggregate purchase price of $7.9M – Total new funding of $5.8M – Initial conversion price of $0.0119 per share ($2.0587 post reverse split) 4

Point - of - Care Testing (POCT) – A $20B Market Ripe for Disruption 5

The Institute of Medicine (IOM) estimates that $750 billion — 30% of the U.S. annual health care budget — is wasted on unnecessary services, inefficient delivery, excessive administrative costs and prevention failures …studies have reported that up to 34% of Medicare patients transported by EMS to an ED could have been safely treated in an alternative setting 1 Decentralized Diagnostic Testing Venues 6 Testing at POC improves the patient experience and will lower costs 1. Mobile Integrated Healthcare Practice: A Healthcare Delivery Strategy to Improve Access, Outcomes, and Value

The Nanomix system is based on proprietary, innovative technology providing significant advantages in accuracy, portability and cost 7 • Advantages over traditional optical techniques • Multiplex and multiple assay techniques • Inexpensive, sensitive sensors • Designed for use in or outside of traditional laboratory environments • Menu driven screens for intuitive use • Minimal training for non - professionals • Precision movement of fluids via programmatic control of assay protocols • Enables reproducibility on a portable instrument Nano - Electric Sensors with Electro - Chemical Detection Precision Sample Preparation in a Microfluidic Cartridge Easy to use Portable Analyzer Technology developed and wholly owned by Nanomix including 29 issued and pending patents

ACCURATE FAST MOBILE CONNECTED Proprietary sensor technology brings immunoassay sensitivity and specificity to the POC Microfluidics technology delivers reproducibility and a quick 10 – 15 minutes sample - to - answer Rugged design and menu driven software enables use in mobile settings with limited training Store data, send HL7 or simple text data via Bluetooth, or display results in QR format Nanomix eLab 8 A Complete Mobile Immunoassay Diagnostic System

2 Load patient sample 4 Results Bluetooth via QR code 1 Scan test cartridge 3 Insert test cartridge and push ‘go’ Intuitive Menu - Driven Testing 9

Focus on high - value markets 10 Rapid Tests for Improved Patient Outcomes Sepsis AKI TBI Stroke Time to Result Mobility Accuracy

S1 assay panel is first element of Nanomix strategy: target assays where high accuracy and immediacy are of great value in patient care . 11

1. Rudd, et al. Lancet. 2020; 395: 200 - 11 2. Markwart, et al. Intensive Care Med. 2020; 46(8): 1536 - 51 3. Prescott, H. C., Sjoding , M. W. & Iwashyna , T. J. Diagnoses of early and late readmissions Ann. Am. Thorac . Soc. 11 , 1091 – 1100 (2014). 4. Heublein , et al. J Infect. 2017; 74(2): 107 - 17 Critical Infections 9 A Global Health Challenge 20% of all deaths globally are caused by sepsis 1 20% Pneumonia patients Re - hospitalized >30 days 3 1 in 4 acquire sepsis in the hospital 2 32,000 USD Cost per sepsis patient 4 $

Critical Infection Assay Panel (S1) 13 Unique Mobile POC Solution Differentiated Credible Customer Ready • Only POC multiplexed panel for PCT, CRP, & LAC • Results in 11 minutes • Lab quality results • Proven in Multi - center clinical trials • Consistent with current clinical information • CE Marked • Critical results in 11 minutes transforms standards of care • Evaluation trials underway in Europe

S1 Assay Panel Addresses Major Needs 14 Clinical Impact Reduce 30 - day mortality Reduce antibiotic exposure Reduce healthcare acquired complications Improve transition of care decisions Timely host response diagnostics improve patient outcomes Disease • Pneumonia • Sepsis • COPD exacerbation • Critical infections - Bacteremia - Blood stream - Upper respiratory - Urinary tract - Postoperative Global health challenges

S1 Assay Panel – Large Addressable Market 15 $627M 9.5% CAGR Sepsis $446M 5.1% CAGR Pneumonia Worldwide Diagnostic Market Nanomix Target Market Emergency Departments Critical Care Access Community Hospitals Extended Care Facilities Nanomix Market Opportunity $ 200M

Time Sensitive – Sepsis, Stroke, TBI, AKI, Cardiac Chronic/Acute Diseases Sexual Health Infectious Disease Wellness Menu of <15 tests $5B TAM 50 tests $15B TAM +150 tests + $38B TAM Broadening the number of tests expands TAM... 16 Time Sensitive – Sepsis, Stroke, TBI, AKI, Cardiac Chronic/Acute Diseases

National distributor(s) for North America (TBD) Regional or Country distributors Nanomix go to market via established distribution partners 17 Customer Acquisition Leverage existing relationships between distributor and end - user customers. Access large buyers through existing buying contracts Customer Support Technical support, implementation, and product delivery execution through a proven network Focused and Efficient Staffing Nanomix staff can support hundreds of distribution sales representatives through technical sales support and training

Business model 18 Revenue and margin driven by consumable cartridge sales ELAB ANALYZER • Analyzer runs multiple cartridge types RETAIL PRICE $8,000 MARGIN TARGET ~25% CARTRIDGES • Primary Source of Revenue • À la carte pricing based on specific tests • Single use RETAIL PRICE $10 - 50+ MARGIN TARGET 50 - 90% Monthly rental and subscription programs available

Innovative Diagnostic Platforms Create Value Global IVD market is $75B Market participants acquire new technology to build market presence Nanomix mobile diagnostic system is the next healthcare technology frontier. ALERE ABBOTT POC $5.3B CEPHEID (MDx) DANAHER $3.9B ABAXIS (VET) ZOETIS $1.8B INNOVATOR ACQUIRER 19

Management



David Ludvigson; President and CEO

Mr. Ludvigson is a financial and operating executive, and entrepreneur, with over 35 years of international experience in life sciences and technology companies including IDEC Pharmaceuticals, Matrix Pharmaceutical, Nanogen, and MIPS Computer Systems. He has over 25 years of Life Science experience including more than 15 years in the diagnostics arena and has led numerous new product efforts. Mr. Ludvigson has concluded successful strategic transactions including acquisitions, corporate partnerships, technology and intellectual property licensing agreements, and OEM relationships. Mr. Ludvigson holds both a BA and MAS from the University of Illinois.



Sherrill Lavagnino; Vice President of Engineering

Ms. Lavagnino has over 25 years of experience in developing software and integrated hardware systems. As Senior Director of Engineering at Cognex Corporation, Ms. Lavagnino was responsible for the successful launch of highly integrated manufacturing and inspection systems. Prior to Cognex Ms Lavagnino held the position of Senior Software Engineer at Isys Controls. The author of numerous patents, Sherrill graduated from Smith College.



Bradley Johnson, Ph.D.; Senior Director of Technology Development

Mr. Johnson has more than 10 years of broad experience in biotechnology and biomedical devices. His primary focus is in vitro diagnostic methods, related instrumentation and technology including microfluidics and electro chemical biosensors. He received his Ph.D. in Bioengineering from University of California, Berkeley.



John Hardesky; Chief Commercial Officer

Mr. Hardesky is an accomplished leader with over 20 years of commercialization experience in the clinical diagnostics market. John has built a strong track record of innovative concept to execution strategies that yield turnaround and growth results. While holding leadership positions in manufacturer and distribution, start-up through large companies, he launched over 20 different product platforms and value-based solutions to market. John is passionate about creating a culture of entrepreneurial spirited drive with execution confidence.

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